Chart Industries, Inc. July 26, 2019 Exhibit 99.1

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, including the recent acquisition of Harsco’s Industrial Air-X-Changers Business (“AXC”), cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology.   Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successful integrate recent acquisitions, including the AXC acquisition, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement.   This presentation contains non-GAAP financial information, including EBITDA.  For additional information regarding the Company's use of non-GAAP financial information, as well as reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), please see slides titled "Non-GAAP Financial Measures" included in the appendix at the end of this presentation.   Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas.  The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related.  Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas.  For more information, visit: http://www.chartindustries.com.

Leading diversified global manufacturer of highly-engineered equipment, gas storage solutions and value-add services used in industrial gas and energy applications Over 5,200 global employees across facilities in North America, Europe and Asia Four operating segments: Energy and Chemicals Cryogenics Energy and Chemicals FinFans Distribution and Storage Eastern Hemisphere Distribution & Storage Western Hemisphere Business Segments Chart at a Glance Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 HVAC, power and refining applications 5% Natural gas and LNG processing applications 52% Cryobiological storage 6% Bulk industrial gas applications 22% Packaged gas industrial applications 15% Breakdown by Segment (PF LTM 2Q19) Breakdown by End Market (PF LTM 2Q19) End Market Application (PF LTM 2Q19)

Staying Focused on Our Strategy Acquisition of Hudson Products Acquisition of Skaff Resegmentation and Leadership Changes Acquisition of VRV Sale of CAIRE Medical September 2017 January 2018 September 2018 November 2018 December 2018 July 1, 2019 Acquired Harsco’s Air-X-Changers Business Staying Focused on Our Strategy Broadest product offering for the markets we serve including repair and service Engineering capabilities with product and solution innovation Reduce costs through operational excellence Offer highly responsive, economical service solutions to our customers Take Advantage of Favorable Market Trends Deliver Profitable Growth Through Strategic Initiatives Achieve Financial Targets

Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Taking Advantage of Tailwinds Drivers of Results Correlation to Chart Q2 / FY Source: US Energy Information Administration, ADI Analytics, McKinsey, management Demand for LNG Market Growth Markets Regulatory Requirements Self-Help Margin Expansion Big LNG activity is ramping Small-scale and utility scale LNG targets different customers Repair, service and aftermarket capabilities ü Developing economies such as India Revenue synergy capture ACHX demand outside North America Specialty markets IMO 2020 LNG By Rail Utilization of global footprint for cost and lead-time Sourcing Restructuring / PLS Cost synergy capture Not in guidance ü ü Market Market Internal

E&C D&S Exploration, Production & Pipeline Processing/ Liquefaction Treatment Transportation Storage Lifecycle Services Value Proposition/ Application Re- gasification New with Air-X-Changers acquisition Engineered Tanks Engineered Tanks VJ Pipe Engineered Tanks VJ Pipe Trailers Shop Repair/Refub Rail Cars Standard Bulk Specialty Bulk ISO Containers Trailers Rail Cars ISO Containers Ambient Vaporizers Powered Vaporizers Ambient Vaporizers Powered Vaporizers VJ Pipe Orca Microbulk Standard Bulk Engineered Tanks Fueling Stations On-Vehicle Tanks Tender Cars N2 Dosing GeN2 CO2 Beverage Packaged Gas Cyl Dewars & Filling Systems Engineered Systems ACHX (Oil & Gas Offshore) ACHX (Oil Refining & PetroChem) NRUs ACHX (Oil Refining & PetroChem) ACHX Cold Boxes BAHX Installation & Startup Support & Training Process Optimization Installation & Startup Support & Training Process Optimization Cold Boxes BAHX IPMSR & Licensing ACHX (Power) Fans Stainless Freezers Stainless Steel Shippers Aluminum Shippers Lifescience Storage AI Storage Breech lock Shell & Tube HX Valves Valves Valves Valves Valves BAHX ACHX Upstream Gathering & Comp Reactors & Pressure Vessels Shell & Tube HX Shell & Tube HX ACHX Midstream Processing & Transmission Industrial Gas Energy Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Our Gas-to-Liquid Solution Set

Chart Solutions & Products Cold Boxes Specialty Pressure & Heat Transfer Equipment Brazed Aluminum Heat Exchangers Air Cooled Heat Exchangers Cryogenic Distribution & Storage Lifecycle Services LNG Virtual Pipeline Solutions Integrated Energy Systems

Navy blue = 32.64.110 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Where We Play in Global Infrastructure *Source: Scotia Howard Weil Chart’s IPSMR®+ process provides as much as 8% increased efficiency over IPSMR® Requires approximately 25% less plot space than conventional pre-cooled liquefaction technologies IPSMR®+ has been evaluated by two international oil companies and determined it continues to be the most efficient

Big LNG Order Opportunities

CHART
Innovation. Experience. Performance.

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1 - BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Q1 2019
2 – BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX	Q3 2019 for 1st phase
4 – 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles	2H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2020
7	Plaquemines	BHGE	Venture Global	20 MTPA	36 cold boxes, BAHX	1H 2020
8	Corpus Christi Stage Four	TBD	Cheniere	2 trains at 4.5 MTPA each	Opportunity for: BAHX, ACHX, cold boxes	2H 2020 – 1H 2021
9	Ghandria	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2020
10	Freeport LNG Train 4	KBR	Freeport LNG	15 MTPA	BAHX on the Feed Gas pretreatment	2020

- Includes Hudson Products content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

Global LNG Opportunities Regasification capacity and 2025 forecast* Regasification capacity is projected to increase 55% by 2025 *Source: Bloomberg **Source: IGU World LNG Report – 2019 Edition, IHS Markit, Company Announcements Note: Terminal numbers correspond to Appendix Global receiving terminals locations** International liquefaction projects*

Small and Utility-Scale LNG Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Road transportation Refueling infrastructure Industrial fuel supply China Road transportation Refueling infrastructure, including LNG, CNG and LCNG India Mining Gas/fuel for off-pipeline grid locations Mexico Power generation Refueling infrastructure service/repair Caribbean EAST COAST Utility / peak gas capacity WEST COAST Utility OTHER MARKETS Industrial / asphalt / energy Inland water transportation United States Marine fuel or bunkering Road transport Refueling infrastructure Europe / Russia Vietnam: road transport Indonesia: Regas, power generation Myannmar Phillippines South Korea South East Asia and Australia ssLNG opportunities exist globally, and Chart’s global footprint, enhanced by VRV, is well positioned to capitalize.

Specialty Markets

CHART
Innovation. Experience. Performance.

	Food & Beverage	Cannabis

Overview	■ Craft brewing, wineries
	■ Coffee
	■ Nitro-beverages
	  ■ Nitrogenation is the process of infusing nitrogen gas from compressed cylinders into drinks
	  ■ Reduced to no CO_2
	  ■ Sweet taste without sugar
	  ■ Visual cascading effect
	  ■ Moving from kegs in shops to cans which uses dosers to have the same pressure in each can
		■ Use of CO_2 in grow houses
		■ Sub and super-critical CO_2 in extraction
		■ Nitrogen dosing for packaging
		■ CO_2 supply for extractor applications require pressures between 700 and 850 to the extractor. It is then pumped up to pressures from 1200-5000 psi for the extracting process
		■ Some extractors require gaseous CO_2 and some require liquid CO_2

Our Products	■ Nitrogen dosing
	■ Supplying big food & beverage companies with dosers
	
		■ PM 1400 HXP (in mkt (2018))
		■ Trifecta (2H 2019 launch))
		  ■ No pumps
		  ■ Low maintenance
		  ■ Bulk replaces high pressure bottles
		
		Up to 24 Extractors are able to be supplied by a CO_2 Trifecta tied to our current CO_2 Bulk Tanks

© 2019 Chart Industries, Inc. Confidential and Proprietary

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Specialty Markets (continued)

Innovation. Experience. Performance.®

Overview

Lasers

- High purity nitrogen provides a superior edge, free of any impurities (versus oxygen)
- Leads to cost savings for plant operators on secondary operations (edge is receptive to powder coat paint and welding)
- Lasers are becoming larger and higher power which require higher nitrogen flow rates
- Continued growth expected
- Plant expectations of automation, 24/7 run-time and 100% nitrogen supply reliability

Hydrogen

- Four key uses
  - Standard industrial applications such as fuel cell powered zero emissions trucks
  - Liquefaction storage at H_2 production sites
  - H_2 vehicle fueling stations
  - H_2 mobile equipment for delivery and hauling
- California opportunity driven by regulations

Our Products

Lasers

- 400-500 psi bulk and Microbulk storage tanks
- Trifectas
- Vaporizers
- Medium pressure bulk tanks
- Trifecta ProX (recently launched)
- Product development need
  - Multiple Trifecta systems
  - Larger systems
  - Backup methods

Hydrogen

- Liquefaction storage tanks
- Q1 2019 first fuel station order with Air Liquide for California received


Hydrogen
Hydrogen

© 2019 Chart Industries, Inc. Confidential and Proprietary

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Leveraging Our Global Operations Europe D&S West D&S East D&S East Asia-Pacific Americas Corporate Headquarters Ball Ground, GA E&C E&C Navy blue = 157.195.53 Light blue = 51.163.221 Green = 157.195.53 Orange = 253.164.30 Ferox – Decin, CR GOFA –Germany Flow – Germany VCT Vogel – Germany Germany (CryoBio) VRV – Italy VRV/Cryo Diffusion – France VRV – Italy IMB – Italy Hudson/Cofimco – Italy Changzhou, China Chengdu, China (CryoBio) VRV – India Australia (CryoBio) Ball Ground, GA New Prague, MN Fremont, CA McCarran, NV (Repairs) Houston, TX (Repairs) Skaff – Brentwood, NH (Repairs) Thermax – Dartmouth, MA New Iberia, LA Tulsa, OK La Crosse, WI The Woodlands, TX Hudson/Cofimco – Beasley, TX Franklin, IN (Repairs) Benefits: 27 out of 44 D&S product lines have reduced lead times since beginning of 2019 Now carrying parts for high demand products

2019 Guidance Full Year 2019 FY 2018 Results Sales $1.08B 28.6% growth 13.4% organic growth Adjusted EPS $2.02 Capital Expenditures $36M Sales $1.41B - $1.46B Inclusive of 2019 portion of Calcasieu Pass and Golar Gimi And 2H 19 AXC Adjusted EPS (1) $2.85 - $3.20 Assumes 21% full year tax rate Incldues 2H 19 AXC Capital Expenditures $35M - $40M (1) Excludes any potential future dilution impact associated with our convertible notes and related derivative securities Diversified, long-standing and loyal blue-chip customer base Substantial growth opportunities across markets and segments supported by significant backlog Low capital expenditure requirements provide significant cash flows Disciplined portfolio management by team with demonstrated execution track record Why Chart?